UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2013

PROLOR BIOTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34676	20-0854033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Golda Meir Street Weizmann Science Park Nes-Ziona, Israel 74140
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (866) 644-7811

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 3, 2013, PROLOR Biotech, Inc., a Nevada corporation (the “Company”), issued a press release announcing that it will present new results from preclinical studies of its long acting clotting Factor VIIa (Factor VIIa-CTP) at the XXIV Congress of the International Society of Hemostasis and Thrombosis (the “ISTH Congress”), which is being held in Amsterdam. The Company will commence its presentation at 9:15 a.m. local time on July 4, 2013. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 8.01.

At the ISTH Congress, the Company will additionally present a slide presentation, a copy which is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in this Item 8.01.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 3, 2013
99.2	Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

prolor biotech, inc.

Date: July 3, 2013	By:	/s/ Shai Novik
Shai Novik
President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 3, 2013
99.2	Slide Presentation